EXHIBIT 21.1

SUBSIDIARIES OF THE REGISTRANT(1)

Name	Jurisdiction of Incorporation or Organization
Operating Company
Tiptree Operating Company, LLC (81% owned)	Delaware
Insurance and Insurance Services
Caroline Holdings LLC	Delaware
Fortegra Financial Corporation	Delaware
LOTS Intermediate Company	Delaware
4Warranty Corporation	Florida
Auto Knight Motor Club, Inc.	California
Bankers Life of Louisiana	Louisiana
Continental Car Club, Inc.	Tennessee
CRC Reassurance Company, LTD.	Turks & Caicos Islands, BWI
Digital Leash, LLC (d/b/a ProtectCELL)	Florida
Insurance Company of the South	Georgia
Life of the South Insurance Company	Georgia
LOTS Reassurance Company	Turks & Caicos Islands, BWI
LOTSolutions, Inc.	Georgia
LOTSolutions Florida LLC	Florida
Lyndon Southern Insurance Company	Delaware
Pacific Benefits Group Northwest, LLC	Oregon
ProtectCell Graphics, LLC (d/b/a Imageworks)	Delaware
Response Indemnity Company of California	California
South Bay Acceptance Corporation	California
South Bay Financial Services, LLC	Delaware
Southern Financial Life Insurance Company (85% owned)	Kentucky
The Service Doc, Inc. 4Warranty Corporation	Florida
United Motor Club of America, Inc.	Kentucky
Specialty Finance
Luxury Mortgage Corp. (67.5% owned)	Delaware
River Oaks, LLC	Delaware
Reliance Holdings LLC	Delaware
Reliance First Capital, LLC	Delaware
Siena Capital Finance Acquisition Corp.	Delaware
Siena Capital Finance LLC (62% owned)	Delaware
Siena Funding LLC	Delaware
Siena Lending Group LLC	Delaware
Winsted Parent Holdings LLC	Delaware
Winsted Intermediate Holdings LLC	Delaware
Winsted Funding, LLC	Delaware
Winsted REO, LLC	Delaware
Asset Management
Muni Capital Management LLC	Delaware
Muni Funding Company of America LLC	Delaware
MFCA Funding, Inc.	Delaware

EXHIBIT 21.1

TAMCO Manager, Inc.	Delaware
Telos Asset Management, LLC	Delaware
Tiptree Asset Management Company, LLC (99% owned)	Delaware
Tiptree Capital Management LLC	Delaware
TREIT Management, LLC	Delaware
Real Estate
Care Investment Trust LLC	Delaware
Bridges Care Services of Arlington LLC	Delaware
Calamar Investco, LLC	Delaware
Care Cal Holdings LLC (f/k/a Care JCL Aurora PropCo LLC)	Delaware
Care Cal JV LLC (75% owned)	Delaware
Care GSL Arlington OpCo LLC	Delaware
Care GSL Arlington PropCo LLC	Delaware
Care GSL Bel Air PropCo LLC	Delaware
Care GSL Berryville LLC (99% owned)	Delaware
Care GSL Chesapeake PropCo LLC	Delaware
Care GSL Cockeysville PropCo LLC	Delaware
Care GSL Fredericksburg LLC	Delaware
Care GSL Glassboro PropCo LLC	Delaware
Care GSL Hagerstown PropCo LLC	Delaware
Care GSL Harrisburg PropCo LLC	Delaware
Care GSL Holdings II LLC	Delaware
Care GSL Holdings LLC	Delaware
Care GSL JV Holdings LLC	Delaware
Care GSL Oak Ridge OpCo LLC	Delaware
Care GSL Oak Ridge PropCo LLC	Delaware
Care GSL OpCo Holdings LLC	Delaware
Care GSL Ops LLC (80% owned)	Delaware
Care GSL RE Holdings LLC	Delaware
Care GSL RE LLC (80% owned)	Delaware
Care GSL Richmond OpCo LLC	Delaware
Care GSL Richmond PropCo LLC	Delaware
Care GSL Stafford LLC	Delaware
Care HSL Belle Reve OpCo LLC	Delaware
Care HSL Belle Reve PropCo LLC	Delaware
Care HSL Cardinal Village OpCo LLC	Delaware
Care HSL Cardinal Village PropCo LLC	Delaware
Care HSL Heritage Hill OpCo LLC	Delaware
Care HSL Heritage Hill PropCo LLC	Delaware
Care HSL Holdings II LLC	Delaware
Care HSL Holdings LLC	Delaware
Care HSL Newtown OpCo LLC	Delaware
Care HSL Newtown PropCo LLC	Delaware
Care HSL OpCo Holdings II LLC	Delaware
Care HSL OpCo II LLC (80% owned)	Delaware

EXHIBIT 21.1

Care HSL OpCo LLC (80% owned)	Delaware
Care HSL RE Holdings II LLC	Delaware
Care HSL RE Holdings LLC	Delaware
Care HSL RE II LLC (80% owned)	Delaware
Care HSL RE LLC (80% owned)	Delaware
Care HSL RE Newtown Holdco LLC	Delaware
Care HSL RE Newtown Mezzco LLC	Delaware
Care HSL TRS Holdings LLC	Delaware
Care Investment Trust LLC	Delaware
Care PSL Holdings LLC	Delaware
Care PSL Park Terrace PropCo LLC	Delaware
Care PSL RE LLC	Delaware
Care PSL Seneca Lake PropCo LLC	Delaware
Care RSL Easley OpCo LLC	Delaware
Care RSL Easley PropCo LLC	Delaware
Care RSL Eatonton OpCo LLC	Delaware
Care RSL Eatonton PropCo LLC	Delaware
Care RSL Gaffney OpCo LLC	Delaware
Care RSL Gaffney PropCo LLC	Delaware
Care RSL JV Holdings LLC	Delaware
Care HSL Cardinal Village PropCo LLC	Delaware
Care HSL Heritage Hill OpCo LLC	Delaware
Care HSL Heritage Hill PropCo LLC	Delaware
Care HSL Holdings II LLC	Delaware
Care HSL Holdings LLC	Delaware
Care HSL Newtown OpCo LLC	Delaware
Care HSL Newtown PropCo LLC	Delaware
Care HSL OpCo Holdings II LLC	Delaware
Care HSL OpCo II LLC	Delaware
Care HSL OpCo LLC	Delaware
Care HSL RE Holdings II LLC	Delaware
Care HSL RE Holdings LLC	Delaware
Care HSL RE II LLC	Delaware
Care HSL RE LLC	Delaware
Care HSL RE Newtown Holdco LLC	Delaware
Care HSL RE Newtown Mezzco LLC	Delaware
Care HSL TRS Holdings LLC	Delaware
Care Investment Trust LLC	Delaware
Care PSL Holdings LLC	Delaware
Care PSL Park Terrace PropCo LLC	Delaware
Care PSL RE LLC	Delaware
Care PSL Seneca Lake PropCo LLC	Delaware
Care RSL Easley OpCo LLC	Delaware
Care RSL Easley PropCo LLC	Delaware
Care RSL Eatonton OpCo LLC	Delaware
Care RSL Eatonton PropCo LLC	Delaware

EXHIBIT 21.1

Care RSL Gaffney OpCo LLC	Delaware
Care RSL Gaffney PropCo LLC	Delaware
Care RSL JV Holdings LLC	Delaware
Care RSL OpCo Holdings II LLC	Delaware
Care RSL OpCo Holdings LLC	Delaware
Care RSL OPS II LLC (65% owned)	Delaware
Care RSL OPS LLC (80% owned)	Delaware
Care RSL Port Royal OpCo LLC	Delaware
Care RSL Port Royal PropCo LLC	Delaware
Care RSL RE Holdings II LLC	Delaware
Care RSL RE Holdings II LLC	Delaware
Care RSL RE Holdings LLC	Delaware
Care RSL RE II LLC (65% owned)	Delaware
Care RSL RE LLC (80% owned)	Delaware
Care RSL Summerville OpCo LLC	Delaware
Care RSL Summerville PropCo LLC	Delaware
Care RSL Tampa OpCo LLC	Delaware
Care RSL Tampa PropCo LLC	Delaware
N.A. Realty Investco, LLC	Delaware
RM1B Holdings, L.L.C.	Delaware
RM2 Holdings, L.L.C.	Delaware
Corporate and Other
Tiptree Direct Holdings LLC	Delaware
TCO GP LLC	Delaware
Telos Floating Rate Capital, LLC	Delaware
Discontinued Operations
PFG Holdings Acquisition Corp.	Delaware
Philadelphia Financial Group, Inc. (93% owned)	Pennsylvania
PFASC Holdings, LLC	Delaware
Philadelphia Financial Administration Services Company	Delaware
Philadelphia Financial Life Assurance Company LLC	Pennsylvania

(1) As of December 31, 2015. Subsidiaries are 100% owned unless otherwise noted.